UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 19, 2015

Bar Harbor Bankshares
(Exact name of Registrant as specified in its Charter)

Maine	001-13349	01-0393663
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification Number)

PO Box 400 82 Main Street Bar Harbor, Maine (Address of principal executive offices)	04609-0400 (Zip Code)

Registrant’s telephone number, including area code: (207) 288-3314

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment Number 1 on Form 8-K (the “Form 8-K/A”) is being filed solely to correct a technical filing error made when the Registrant’s Current Report on Form 8-K was filed with the Securities and Exchange Commission on May 22, 2015 (the “Original Filing”). The Submission Header of the Original Filing was tagged as an Item 5.02 filing. The Submission Header of the Original Filing should have been tagged as an Item 5.02, 5.03, 5.07 and 9.01 filing. This Form 8-K/A makes no changes to the Original Filing other than to correct the tagged Item Numbers in the Submission Header of the Original Filing.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2015 annual meeting of shareholders (the “Annual Meeting”) held on May 19, 2015, the shareholders of Bar Harbor Bankshares (the “Company”) approved the Bar Harbor Bankshares and Subsidiaries Equity Incentive Plan of 2015 (the “2015 Plan”). Pursuant to the terms of the 2015 Plan, up to 280,000 shares of the Company’s common stock have been reserved for awards, including stock options, stock appreciation rights, restricted stock and restricted stock units, which may be granted to any employee or non-employee director of the Company or its affiliates. A summary of the material features of the 2015 Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 30, 2015, which description is incorporated herein by reference and qualified in its entirety by reference to the text of the 2015 Plan. A copy of the 2015 Plan is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the shareholders of the Company approved an amendment (the “Amendment”) to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 10,000,000 to 20,000,000.  Following the Annual Meeting, on May 19, 2015, the Company filed Articles of Amendment reflecting the Amendment with the Secretary of State of the State of Maine and the Amendment became effective on that date.  The foregoing description of the changes contained in the Articles of Amendment is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders.

There were 5,958,627 shares of common stock eligible to be voted at the Annual Meeting and 4,831,811.85 shares of common stock were present in person or represented by proxy at the Annual Meeting which constituted a quorum to conduct business.

There were five proposals submitted to the Company’s shareholders at the Annual Meeting. The shareholders elected all of the nominees listed in Proposal 1 and approved Proposals 2, 3, 4 and 5. The final results of voting on each of the proposals are as follows:

Proposal 1: Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Peter Dodge	3,246,943.59	142,383.26	1,441,519.00
Thomas A. Colwell	3,246,372.75	142,954.11	1,441,519.00
Matthew L. Caras	3,317,524.43	71,802.41	1,441,519.00
Martha T. Dudman	3,308,572.09	80,754.76	1,441,519.00
Lauri E. Fernald	3,238,903.79	150,423.05	1,441,519.00
Daina H. Hill	3,330,524.55	58,802.30	1,441,519.00
Clyde H. Lewis	3,319,762.58	69,564.27	1,441,519.00
Constance C. Shea	3,304,716.28	84,610.57	1,441,519.00
Curtis C. Simard	3,325,250.22	68,576.64	1,441,519.00
Kenneth E. Smith	3,236,602.28	157,224.57	1,441,519.00
Scott G. Toothaker	3,312,384.82	81,442.02	1,441,519.00
David B. Woodside	3,312,578.82	81,248.02	1,441,519.00

Proposal 2: Approval of a Non-binding, Advisory Resolution on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstain	Broker Non-Vote
3,138,975.56	158,617.63	91,727.66	1,441,525.00

Proposal 3: Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain	Broker Non-Vote
4,547,341.60	234,223.97	48,830.27	0

Proposal 4: Approval of the Bar Harbor Bankshares and Subsidiaries Equity Incentive Plan of 2015

Votes For	Votes Against	Abstain	Broker Non-Vote
3,171,732.86	153,467.40	63,674.60	1,441,521.00

Proposal 5: Approval of an Amendment to the Company’s Articles of Incorporation to Increase the Authorized Shares of Common Stock

Votes For	Votes Against	Abstain	Broker Non-Vote
3,854,586.64	886,037.86	84,537.36	5,234.00

Item 9.01

Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable

(d) Exhibits.

Exhibit No.

Description

3.1

Articles of Amendment, effective as of May 22, 2015

10.1

Bar Harbor Bankshares and Subsidiaries Equity Incentive Plan of 2015

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Bar Harbor Bankshares

Date: June [__], 2015	By: /s/ Marsha C. Sawyer
Marsha C. Sawyer
Corporate Clerk

Exhibit Index

Exhibit No.

Description

3.1

Articles of Amendment, effective as of May 22, 2015

10.1

Bar Harbor Bankshares and Subsidiaries Equity Incentive Plan of 2015